UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 6, 2020
Date of Report (Date of earliest event reported)

US FOODS HOLDING CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-37786	26-0347906
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9399 W. Higgins Road, Suite 100
Rosemont, IL 60018
(Address of principal executive offices) (Zip code)

(847) 720-8000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	USFD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement

Merger Agreement

On March 5, 2020, US Foods, Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, CNC Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of the Company, Smart Stores Holdings Corp., a Delaware corporation (“Smart Foodservice”), and Smart & Final Holdings, Inc., as the Stockholders’ Representative under the Merger Agreement (in such capacity, the “Stockholders’ Representative”), pursuant to which the Company agreed to acquire Smart Foodservice for $970 million in cash, on a cash-free, debt-free basis, subject to customary post-closing adjustments (the “Acquisition”).

The Merger Agreement contains customary representations and warranties of the Company and Smart Foodservice, which are generally subject to a materiality qualifier.  Additionally, the Merger Agreement provides for customary interim operating restrictions on the conduct of Smart Foodservice during the period between the execution of the Merger Agreement and the closing of the Acquisition.

Prior to the execution of the Merger Agreement, the retail grocery business of Smart & Final LLC and certain of its affiliates (collectively, “Smart & Final”) was separated from Smart Foodservice pursuant to the terms of a Master Separation Agreement (the “Separation Agreement”) entered into between Smart Foodservice and Smart & Final.  The Separation Agreement also provides that certain Smart & Final entities will indemnify Smart Foodservice for certain liabilities, including pre-closing taxes and taxes incurred in connection with the separation of the businesses.

Each party’s obligation to consummate the Acquisition is subject to customary closing conditions and is further conditioned upon receipt of required regulatory approvals, including the expiration or termination of the applicable waiting period (and any extension thereof) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”). The Merger Agreement also contains certain termination rights, including the right of either the Company or Smart Foodservice to terminate the Merger Agreement if the closing has not occurred on or before March 5, 2021, which period may be extended, at either party’s election, by up to three months if all conditions to closing other than those relating to HSR Act approval have been satisfied.  Further, if the Merger Agreement is terminated under certain circumstances relating to the failure to obtain antitrust approvals, or if there is a final, non-appealable injunction arising under antitrust laws preventing the Acquisition, then the Company has agreed to pay Smart Foodservice a $60 million termination fee.

The foregoing description of the Merger Agreement is not complete and is qualified in its entirety by the full text of the Merger Agreement, which is attached as Exhibit 2.1 to this Form 8-K and is incorporated herein by reference.

The Merger Agreement is included with this filing only to provide investors with information regarding its terms, and not to provide investors with information regarding the Company or Smart Foodservice.  The representations and warranties of the Company and Smart Foodservice contained in the Merger Agreement: (a) were made only for purposes of the Merger Agreement and as of specific dates, (b) were solely for the benefit of the parties to the Merger Agreement; (c) do not survive the consummation of the Acquisition; (d) may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made to the Company for purposes of allocating risk between the parties rather than establishing these matters as facts; and (e) may be subject to materiality qualifications that differ from those of investors.  Investors are not third-party beneficiaries under the Merger Agreement, and accordingly, should not rely on the representations and warranties or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or Smart Foodservice or any of their respective subsidiaries, affiliates or businesses. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Commitment Letter

On March 5, 2020, the Company also entered into an amended and restated commitment letter (the “Commitment Letter”) with Citigroup Global Markets and Bank of America Securities (the “Committed Parties”).  Pursuant to the Commitment Letter, the Committed Parties have committed to provide the Company with a $700,000,000 senior secured term loan facility (the “Incremental Term Loan Facility”), subject to the terms and conditions set forth in the Commitment Letter. The proceeds of the Incremental Term Loan Facility, and existing liquidity resources at the Company, will be used to consummate the transactions contemplated by the Merger Agreement upon the closing thereof.

The Incremental Term Loan Facility will mature on the date that is seven years after the initial funding thereof and is expected to benefit from guarantees and collateral security that are substantially identical to the guarantees and collateral security in favor of the Company’s existing senior secured term loans.  The Committed Parties’ obligation to provide the Incremental Term Loan Facility is subject to the satisfaction of customary conditions for transactions of this type.

The foregoing description of the Commitment Letter is not complete and is qualified in its entirety by the terms of the Commitment Letter.

The definitive documentation governing the Incremental Term Loan Facility has not been finalized and, accordingly, the actual terms may differ from the description of such terms in the foregoing summary of the Commitment Letter.

Item 8.01. Other Events

On March 6, 2020, the Company issued a press release (the “Press Release”), announcing the execution of the Merger Agreement.  A copy of the Press Release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Forward-Looking Statements

Information set forth in this Form 8-K, including financial estimates and statements as to the completion and effects of the proposed transaction between the Company and Smart Foodservice, are “forward‐looking statements” within the meaning of the federal securities laws. These forward-looking statements are subject to risks, uncertainties and other important factors that could cause actual results to differ materially from those expressed in, or implied by, the forward‐looking statements. Such forward-looking statements include, but are not limited to, statements about the benefits of the Acquisition, including financial and operating results, the combined company’s plans, objectives, expectations and intentions, and other statements that are not historical facts, and are based upon the current beliefs and expectations of the Company and Smart Foodservice and are subject to significant risks and uncertainties which are beyond the control of US Foods Holding Corp. Among the risks and uncertainties that could cause actual results to differ from those expressed in the forward-looking statements are: (1) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (2) the risk that the necessary regulatory approvals may not be obtained as a result of conditions that are not anticipated, (3) risks that any of the closing conditions to the Acquisition may not be satisfied in a timely manner, (4) failure to realize the benefits of the Acquisition and (5) the effect of the announcement of the Acquisition on the ability of Smart Foodservice to retain customers and retain and hire key personnel and maintain relationships with suppliers, and on their operating results and businesses generally.  Discussion of additional risks and uncertainties are included in the sections entitled “Risk Factors” and “Forward-Looking Statements” in the US Foods Holding Corp. Annual Report on Form 10-K for the fiscal year ended December 28, 2019, which was filed with the Securities and Exchange Commission on February 13, 2020. The forward-looking statements contained in this Form 8-K speak only as of the date of this Form 8-K. US Foods Holding Corp. undertakes no obligation to update or revise any forward-looking statements.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
2.1	Merger Agreement, dated as of March 5, 2020, by and among US Foods, Inc., CNC Merger Sub, Inc., Smart Stores Holdings Corp. and Smart & Final Holdings, Inc.*
99.1	Press Release, dated March 6, 2020.
104	Interactive Data File.

*Schedules and exhibits to the Merger Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. US Foods Holding Corp. hereby undertakes to furnish copies of any of the omitted schedules and exhibits upon request by the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

US FOODS HOLDING CORP.

Date: March 6, 2020	By:	/s/ Kristin M. Coleman
		Name:	Kristin M. Coleman
		Title:	Executive Vice President, General Counsel and Chief Compliance Officer